UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2005

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                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                       000-30362             74-2846643
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  (State of Other Jurisdiction     (Commission File Number)    (IRS Employer
        of Incorporation)                                   Identification No.)

                8300 North MoPac Expressway, Austin, Texas    78759
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               (Address of Principal Executive Offices)      (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (512) 349-0300

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b) On January 14, 2005, Richard Sorenson, Vice President of Finance and Chief Financial Officer of Crossroads Systems, Inc., departed from his position as Crossroads' principal financial officer and principal accounting officer, effective immediately. Mr. Sorenson had accepted the role on October 12, 2004 to serve on an interim basis through January 12, 2005.

(c) Effective January 14, 2005, Crossroads appointed Jennifer Ray, its Director of Finance, to serve as its principal financial officer and principal accounting officer on an interim basis. Ms. Ray will serve in this capacity until such time as Crossroads hires a Vice President of Finance and Chief Financial Officer to replace Mr. Sorenson. Ms. Ray, 33, has served as the Director of Finance since December 1, 2004. Prior to that, she served as Crossroads' Financial Controller from April 2003 to November 30, 2004. Prior to joining Crossroads, Ms. Ray served as Assistant Controller at American Plumbing and Mechanical, Inc., a public plumbing and mechanical services company from July 1999 to April 2003. Ms. Ray served as Assistant Controller of Capstar Broadcasting, Inc. (later acquired by Clear Channel) from October 1997 to July 1999. Ms. Ray served as Audit Senior with Coopers & Lybrand LLP from 1997 to 1999 and Deloitte & Touche from 1993 to 1997. Ms. Ray is a Certified Public Accountant and holds a B.B.A. from The University of Texas.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CROSSROADS SYSTEMS, INC.


Dated:  January 20, 2005                       By: /s/ Rob Sims
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                                                  Rob Sims
                                                  President and
                                                  Chief Executive Officer